                                                                   EXHIBIT 10.17

                                   AGREEMENT

        AGREEMENT dated as of October 31, 1996, between CII Technologies Inc., a Delaware corporation ("CII") and CII Associates L.P., a Delaware limited
                       ---
partnership ("LP").
              --

        WHEREAS, LP is the registered holder and beneficial owner of 40,000 shares of Cumulative Redeemable Preferred Stock (the "Preferred Stock") and
                                                      ---------------
40,000 shares of Cumulative Redeemable Preferred Stock Series A (the "Series A
                                                                      --------
Preferred") of CII;
---------

        WHEREAS, it was originally contemplated that, in connection with CII's initial public offering (the "IPO"), CII would redeem for cash all of the
                              ---
Preferred Stock and Series A Preferred held by CII; and

        WHEREAS, the parties now desire that, in lieu of effecting such cash redemption, LP exchange shares of Preferred Stock or Series A Preferred Stock having an aggregate liquidation preference, as of the date of exchange, of $2,000,000 (the shares of Preferred Stock having such aggregate value, the "Preferred Shares") for newly issued shares of Common Stock, par value $.01 (the
 ----------------
"Common Stock"), of CII having an aggregate value, based on the initial price to
 ------------
the public in the IPO, of $2,000,000 (the shares of Common Stock having such aggregate value, the ("Common Shares"), with the closing of such exchange to be
                       -------------
conditioned on, and to occur concurrent with, the consummation of CII's IPO;

        NOW THEREFORE, in consideration of the premises and of the mutual covenants and agreements hereinafter set forth, the parties hereto agree as follows:

                                   ARTICLE 1

            Surrender of Preferred Shares; Issuance of Common Stock
            -------------------------------------------------------

        1.1     Surrender of Preferred Shares.  Upon the terms and subject to
                -----------------------------
the conditions of this Agreement, LP agrees to surrender to CII at the Closing (as defined below), and against delivery of certificates representing the Common Shares, certificates representing the Preferred Shares together with duly executed stock powers.

        1.2     Issuance of Common Shares.  Upon the terms and subject to the
                -------------------------
conditions of this Agreement, CII agrees to issue and deliver to LP at the Closing, and against surrender of certificates representing the Preferred Shares, a certificate or certificates representing the Common Shares registered in the name of LP. The certificate or certificates representing the Common Shares shall bear the following legend.

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND MAY NOT BE TRANSFERRED, SOLD OR DISPOSED OF IN THE ABSENCE OF REGISTRATION OR AN EXEMPTION THEREFROM UNDER THE ACT.




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                                                                               2

                                   ARTICLE 2

                                  The Closing
                                  -----------

        2.1 Closing. Unless this Agreement shall have been terminated and the transactions herein contemplated shall have been abandoned pursuant to the provisions of Section 7.1, the closing (the "Closing") of the surrender of the Preferred Shares and the issuance of the Common Shares shall take place at the same location and at the same time as the Closing of the IPO; provided however,
                                                              -------- -------
that if the Closing shall not have occurred by November 30, 1996, this Agreement shall be null and void and of no further force and effect.

                                   ARTICLE 3

               Representations, Warranties and Covenants of CII
               ------------------------------------------------

        3.1     Authorization.  The Common Shares have been duly and validly
                -------------
authorized and, subject to approval of the transactions contemplated by this Agreement by CII's Board of Directors ("CII Board Approval"), when issued and
                                        ------------------
delivered against payment therefor as provided herein, will be duly and validly issued, fully paid and nonassessable.

        3.2     Authority of CII. Subject to the receipt of CII Board Approval,
                ----------------
CII has full corporate right, power and authority to issue, transfer and deliver to LP the full legal and beneficial ownership in the Common Shares to be sold by it pursuant to this Agreement and to consummate the transactions contemplated herein. Upon the receipt of CII Board Approval, this Agreement will be duly and validly executed and delivered by CII and will be its legal, valid and binding obligation enforceable against it in accordance with its terms. No action, consent or approval by, or filing with, any Federal, state, municipal, foreign or other court of governmental or administrative body or agency, or any other regulatory or self-regulatory body, is required by CII in connection with its execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby.

        3.3     No Conflicts.  The execution, delivery and performance of this
                ------------
Agreement by CII and the consummation of the transaction contemplated hereby will not conflict with or result in a breach or violation of any of the terms of provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which CII or any of its subsidiaries is a party or by which CII or any of its subsidiaries is bound or to which any of the property or assets of CII or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of CII or any of its subsidiaries or any statute or any order, rule or regulation of any court or regulation of any court or governmental agency or body having jurisdiction over CII or any of its subsidiaries or any of its subsidiaries or any of their properties or assets.

        3.4 Litigation. There is no claim, action, suit, proceeding, arbitration, investigation or inquiry before any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, any securities or commodities exchange,

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other regulatory body or any private arbitration tribunal now pending, or threatened, against or relating to CII which could adversely affect its ability to consummate the issuance of the Common Shares and the other transactions contemplated by this Agreement.

        3.5     Further Assurances. CII will execute and deliver, or cause to be
                ------------------
executed and delivered, such additional or further transfers, assignments, endorsements and other instruments, and shall take such other actions as LP may reasonably request for the purpose of effectively carrying out the issuance of the Common Shares by it to LP and the other transactions contemplated by this Agreement.

        3.6     Brokers and Finders. Neither CII nor any of its officers,
                -------------------
directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this Agreement or employed any person to solicit the exchange contemplated by this Agreement.

        3.7     No Material Adverse Change. Since June 30, 1996, there has been
                --------------------------
no material adverse change in the financial position of CII and its subsidiaries, considered as a whole.


                                   ARTICLE 4

                Representations, Warranties and Covenants of LP
                -----------------------------------------------

        4.1     Title to Shares. LP is the beneficial and record owner of the
                ---------------
Preferred Shares to be surrendered by it to CII. The Preferred Shares are free and clear of all mortgages, liens, security interests, encumbrances, claims, charges and restrictions. As of the Closing, all of the Preferred Shares will be transferred to CII free and clear of all mortgages, liens, security interests, encumbrances, claims, charges and restrictions.

        4.2     Authority of LP. LP has full partnership right, power and
                ---------------
authority to transfer and deliver to CII LP's full legal and beneficial ownership in the Preferred Shares to be transferred and delivered by it pursuant to this Agreement and to consummate the transactions contemplated herein. This Agreement has been duly and validly executed and delivered by LP and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms. No action, consent or approval by, or filing with, any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, or any other regulatory or self-regulatory body is required by it in connection with its execution and delivery of this Agreement or the consummation by it of the transactions contemplated hereby.

        4.3     No Conflicts. Subject to obtaining any and all consents and
                ------------
approvals required pursuant to the Stockholders' Agreements referred to below, the execution, delivery and performance of this Agreement by LP and the consummation of the transaction contemplated hereby will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust,


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                                                                               4

loan agreement or other agreement or instrument to which LP or any of its subsidiaries is a party or by which LP or any of its subsidiaries is bound or to which any of the property or assets of LP or any of its subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or bylaws of LP or any of its subsidiaries or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over LP or any of its subsidiaries or any of their properties or assets.

        4.4  Litigation. There is no claim, action, suit, proceeding,
             ----------
arbitration, investigation or inquiry before any Federal, state, municipal, foreign or other court or governmental or administrative body or agency, any securities or commodities exchange, other regulatory body or any private arbitration tribunal now pending, or threatened, against or relating to LP which could adversely affect its ability to consummate the surrender and delivery of the Preferred Shares and the other transactions contemplated by this Agreement.

        4.5  Further Assurances. LP will execute and deliver, or cause to be
             ------------------
executed and delivered, such additional or further transfers, assignments, endorsements and other instruments, and shall take such other actions as CII may reasonably request for the purpose of effectively carrying out the surrender of the Preferred Shares by it to LP and the other transactions contemplated by this Agreement.

        4.6  Brokers and Finders. Neither CII nor any of its officers,
             -------------------
directors or employees has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder's fees in connection with the transactions contemplated by this agreement or employed any person to solicit the exchange contemplated by this Agreement.

                                   ARTICLE 5

                   Conditions Precedent to Obligations of LP
                   -----------------------------------------

        The obligations of LP under this Agreement are subject to the satisfaction (or waiver by LP) at or prior to the Closing of each of the following conditions:

        (a)     Accuracy of Representations and Warranties. All representations
                ------------------------------------------
and warranties of CII contained herein shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

         (b)     Performance of Agreements. CII shall have performed all
                --------------------------
obligations and agreements, and complied with all convenants and conditions, contained in this Agreement to be performed or complied with by it prior to or at the Closing.

        (c)     Closing Certificate. LP shall have received a certificate, dated
                -------------------
the Closing Date, of CII representing that the conditions specified in paragraphs (a) and (b) above have been fulfilled.

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                                                                               5

     (d) Actions and Proceedings. The CII Board Approval necessary in order to
         -----------------------
make the representations and warranties of CII contained herein true and correct shall have been obtained, and all other corporate actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall be reasonably satisfactory to LP.

     (e) Legal Proceedings. There shall not be any actual or threatened action
         -----------------
or proceeding or notice or communication by or from any other person, CII or Federal administrative agency or other governmental body before any court, administrative agency or other governmental body which (i) in the reasonable view of LP has a reasonable probability of success on the merits and (ii) seeks to restrain, prohibit or invalidate LP's or CII's entry into, or the performance by LP or CII of the transactions contemplated by this Agreement or to impose material limitations on the ability of LP to exercise full rights of ownership of the Common Shares.

     (f) The IPO shall be consummated concurrently with CII issuing in the IPO shares of Common Stock having an aggregate initial public offering price of not less than $28,000,000 with an underwriters' spread or discount of not more than 7%.

                                   ARTICLE 6

                Conditions Precedent to the Obligations of CII
                ----------------------------------------------

     The obligations of CII under this Agreement are subject to the satisfaction (or waiver by CII) at or prior to the Closing Date of each of the following conditions:

     (a) Accuracy of Representations and Warranties. All representations and
         ------------------------------------------
warranties of LP contained herein shall be true and correct in all material respects on and as of the Closing Date, with the same force and effect as though such representations and warranties had been made on and as of the Closing Date.

     (b) Performance of Agreements. LP shall in all material respects have
         -------------------------
performed all obligations and agreements, and complied with all covenants and conditions, contained in this Agreement to be performed or complied with by it prior to or at the Closing.

     (c) Closing Certificate. CII shall have received a certificate, dated the
         -------------------
 Closing Date, of LP representing that the conditions specified in paragraphs
(a) and (b) above have been fulfilled.

     (d) Actions and Proceedings. The CII Board Approval necessary in order to
         -----------------------
make the representations and warranties of CII contained herein true and correct shall have been obtained, and all corporate actions, proceedings, instruments and documents required to carry out the transactions contemplated by this Agreement or incidental thereto and all other related legal matters shall be reasonably satisfactory to CII.

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                                                                               6


        (e) Legal Proceedings. There shall not be any actual threatened action
            -----------------
or proceeding or notice or communication by or from any other person, LP or any Federal administrative agency or other governmental body before any court, administrative agency or other governmental body which (i) in the reasonable view of CII has a reasonable probability of success on the merits and (ii) seeks to restrain, prohibit or invalidate CII's or LP's entry into, or the performance by CII or LP of the transactions contemplated by this Agreement.


                                   ARTICLE 7

                                 Miscellaneous
                                 ------------

        7.1 Termination. This Agreement may be terminated and the transactions
            -----------
contemplated herein may be abandoned by the mutual consent of CII and LP.

        7.2 Expenses. CII shall pay the costs and expenses incurred by itself
            --------
and by LP in connection with the agreement and the transactions contemplated hereby, including the fees and expenses of counsel, irrespective of when incurred. Any stamp duty, transfer tax or other similar cost connected with the transfer of the Common Shares or the Preferred Shares shall be paid by CII.

        7.3 Notices. All notices and other communications which are required or
            -------
may be given under this Agreement shall be in writing and shall be sent by overnight courier, telecopier or hand delivery as follows:

                                (a)   if to CII:

                                                CII Technologies Inc.
                                                1396 Charlotte Highway
                                                Fairview, N.C. 28730
                                                Attn: Ramzi Dabbagh
                                                Telecopy No. (704) 628-1711



                                (b)   if to LP:

                                                CII Associates LP
                                                c\o Stonebridge Partners
                                                Westchester Financial Center
                                                50 Main Street
                                                White Plains, NY 10606
                                                Attn: Michael S. Bruno, Jr.
                                                Telecopy No. (212)

or to such other address as either party shall have specified by notice in writing to the other party. All such notices and communications shall be deemed to have been given or made (i)

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                                                                             7

when delivered by hand, (ii) one business day after being sent by overnight courier, or (iii) when telecopied, receipt acknowledged.

     7.4  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
among the parties hereto and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

     7.5  Binding Effect; Benefit.  This agreement shall inure to the benefit of
          -----------------------
and be binding upon the parties hereto and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     7.6  Assignability.  This Agreement shall not be assignable by either party
          -------------
without the prior written consent of the other.

     7.7  Amendment; Waiver.  This Agreement may be amended, supplemented or
          -----------------
otherwise modified only by a written instrument executed by the parties hereto. No waiver by either party of any of the provisions hereof shall be effective unless explicitly set forth in writing and executed by the party so waiving. The waiver by any party hereto of a breach of any provisions of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

     7.8  Severability.  If any provisions of this Agreement shall be declared
          ------------
by any court of competent jurisdiction to be illegal, void or unenforceable, all other provisions of this Agreement shall not be affected and shall remain in full force and effect.

     7.9  Counterparts.  This Agreement may be executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     7.10  Governing Law.   This Agreement shall be governed by, and construed
           -------------
in accordance with, the laws of the State of New York. The parties to this Agreement hereby agree to submit to the non-exclusive jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this Agreement.

     7.11 Public Announcements. Each of the parties hereto agrees not to issue
          --------------------
any press release or make any other public announcement with respect to this Agreement or the transaction contemplated hereby without obtaining the prior approval of the other party (which approval will not be unreasonably withheld or delayed). Nothing contained in this Agreement shall prevent any party hereto at any time from furnishing any required information to any governmental agency or authority, including, without limitation, the furnishing of any required information in connection with the registration of CII's securities with the Securities and Exchange Commission.



























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                                                                               8


        7.12  Registration Rights.  The Common Stock issued hereby shall be a
              -------------------
"Registrable Security" under the Registration Rights Agreement between the parties hereto.


        IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first above written.

                                CII TECHNOLOGIES INC.


                                By:
                                     -----------------------------
                                     Name:
                                     Title:


                                CII ASSOCIATES L.P.


                                By:
                                     -----------------------------
                                     Name:
                                     Title: